UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
________________________________________________
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under § 240.14a-12
Ralliant Corporation
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒ No fee required
☐ Fee paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! RALLIANT CORPORATION 4114 CENTER AT NORTH HILLS STREET SUITE 400, RALEIGH, NC 27609 RALLIANT CORPORATION You invested in RALLIANT CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 5, 2026. Vote Virtually at the Meeting* June 5, 2026 12:00 PM ET Virtually at: www.virtualshareholdermeeting.com/RAL2026 *Please check the proxy materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V88193-P49654 Get informed before you vote View the Proxy Statement and Notice of Annual Meeting of Stockholders and Annual Report to Stockholders online OR you can receive a free paper or email copy of the materials by requesting prior to May 22, 2026. If you would like to request a copy of the materials for this or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2026 Annual Meeting Vote by June 4, 2026 11:59 PM ET. For shares held in a Plan, vote by June 2, 2026 11:59 PM ET.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. You may view the proxy materials online at www.proxyvote.com, scan the QR barcode on the reverse side, or request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V88194-P49654 1. Election of Class I directors for a three-year term Nominees: 1a. Luis Müller For 1b. Anelise Sacks For 1c. Neil Schrimsher For 2. Advisory vote to approve Ralliant’s named executive officer compensation in fiscal 2025. For 3. Advisory vote on the frequency of future advisory votes to approve Ralliant’s named executive officer compensation. 1 Year 4. Ratification of the appointment of Ernst & Young LLP as Ralliant’s independent auditor for fiscal 2026. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.